Exhibit 99.1

MCEWEN MINING ANNOUNCES UPDATED RESERVE & RESOURCE ESTIMATE

AT THE SAN JOSÉ MINE IN ARGENTINA

TORONTO, ONTARIO - (March 13, 2014) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce an updated mineral reserve and resource estimate for the San José mine (49% owned by McEwen Mining), located in Santa Cruz province, Argentina. The updated estimate continues to demonstrate that San José is one of the highest-grade precious metal mines in the Americas that continues to replace its mined ounces even with record production. The mineral reserve and resource estimates were calculated using US$1,200 per ounce gold and US$20 per ounce silver.  The estimates were independently audited by P&E Mining Consultants Inc.

San José Mine Reserve & Resource Highlights (100% Basis)

•             Proven and Probable gold and silver reserves increased by 12% and 12% respectively, to 409,400 ounces gold and 30.1 million ounces silver, contained in 1.8 million tonnes.  Gold grades increased by 9% to 7.03 gpt and silver grades increased by 10% to 515 gpt.

•             Measured and Indicated gold and silver resources increased by 6% and 7% respectively, with 1.05 million ounces gold and 72.8 million ounces silver, contained in 4.4 million tonnes.  Gold and silver grades increased by 6% to 7.45 gpt gold and 515 gpt silver.

•             Inferred gold and silver resources were down slightly from 2012 with 430,500 ounces gold and 27.1 million ounces silver, contained in 1.9 million tonnes.  Gold grades decreased by 2% to 7.23 gpt and silver grades decreased by 4% to 455 gpt.

SAN JOSÉ MINE — SOLID GROWTH CONTINUES

Production for 2013 increased by 10%, to 221,073 gold equivalent ounces (converting silver into gold using a 52:1 ratio), consisting of 98,827 gold ounces and 6,356,801 silver ounces (see Figure 1). Production attributable to McEwen Mining for 2013 was 108,326 gold equivalent ounces, consisting of 48,425 ounces of gold and 3.1 million ounces of silver.  Net of this production, total reserves increased by 12% for gold and 12% for silver, to an estimated 1.8 million tonnes at a grade of 7.03 gpt gold and 515 gpt silver, for a total of 409,400 ounces of gold and 30.1 million ounces of silver (see Figure 2). Gold grades increased by 9% to 7.03 gpt and silver grades increased by 10% to 515 gpt.

In addition to increasing reserves, the exploration program in 2013 was focused on finding extensions of the known resource while also upgrading the resource previously classified as Inferred. The mine is consistently replacing production within the Measured and Indicated resource categories. The contained ounces of gold and silver within the 4.4 million tonnes of the Measured and Indicated resources are up from 2012 by 6% and 7% respectively for a total of 1.05 million ounces gold and 72.8 million ounces silver (see Figure 3). Gold and silver grades both increased by 6% to 7.45 gpt gold and 515 gpt silver.

Inferred gold and silver resources were down as a result of the increase in the Measured and Indicated resources versus 2012, with Inferred resources totaling 1.9 million tonnes at a grade of 7.23 gpt gold and 455 gpt silver, for a total of 430,500 ounces of gold and 27.1 million ounces of silver, representing a decrease of 13% for gold and 16% for silver from 2012. Gold grades decreased by 2% to 7.23 gpt and silver grades decreased by 4% to 455 gpt.

The San José mine is owned and operated by Minera Santa Cruz S.A., a joint venture owned 51% by Hochschild Mining Plc and 49% by McEwen Mining Inc.

EXPLORATION

In 2013, McEwen Mining and Hochschild Mining, entered into an agreement to contribute their respective exploration properties around the mine to the San José joint venture (see Figure 4). For much of 2013, the exploration program at San José focused on the geological mapping of the district area, identifying new structures located south and southeast of the property. A total of approximately 10,529 metres of drilling was completed during the year.

Table 1 - San José Mineral Resource Estimate, December 31, 2013

Category	Tonnes (000’s)	Au (g/t)	Ag (g/t)	Au (K oz)	Ag (M oz)
Measured	1,524	8.85	640	433.6	31.36
Indicated	2,874	6.71	448	620.0	41.40
Measured and Indicated	4,398	7.45	515	1053.6	72.76
Inferred	1,852	7.23	455	430.5	27.09

Notes:

(1)         Represents 100% of the resources.  McEwen Mining Inc. has a 49% attributable interest in the San José mine.

(2)         Mineral resources, which are not mineral reserves, do not have demonstrated economic viability.

(3)         Mineral resources are reported inclusive of mineral reserves.

(4)         The quantity and grade of reported Inferred resources are uncertain in nature and there has been insufficient exploration to classify these Inferred resources as Measured or Indicated, and it is uncertain if further exploration will result in upgrading them to an Indicated or Measured category.

(5)         Mineral Resources were estimated by Hochschild Mining Plc using the CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions.  P&E Mining Consultants Inc have audited the resource estimates and found that they meet both the requirements for Canadian disclosure under NI 43-101.

(6)         Resource estimations utilized inverse distance and ordinary kirging methods depending upon data density.

(7)         Metal prices used were $1200/oz for Au and $20/oz for Ag.

(8)         Resources were defined at a cut-off grade of 215 g/t AgEq, which is equivalent to a cut-off value of $94.76/tonne.  The cut-off value was increased from $92.88/tonne used for the December 31, 2012 estimate reflecting higher operating costs due to local inflation.

Table 2 - Mineral Reserve Estimate, December 31, 2013

Category	Tonnes (000’s)	Au (g/t)	Ag (g/t)	Au (K oz)	Ag (M oz)
Proven	950	7.82	597	238.8	18.23
Probable	863	6.15	426	170.6	11.82
Proven and Probable	1,813	7.03	515	409.4	30.05

Notes:

(1)         Represents 100% of the reserves.  McEwen Mining Inc. has a 49% attributable interest in the San José mine.

(2)         Metal prices used were $1200/oz for Au and $20/oz for Ag (same as for resources).

(3)         Reserves were defined at a cut-off $94.76/tonne, which is the same cutoff value used for resources.  The cut-off value is based on historical January to November 2013 geologic, mining, plant and mine administration variable and fixed cost, and December 2013 estimated costs.  P&E considers these costs to reasonable as a basis for estimating mineral reserves.

(4)         Average internal dilution was 7%.  Average mining and geotechnical dilution was 26%.

(5)         Mineral Reserves were estimated by Hochschild Mining Plc using the CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions.  P&E Mining Consultants Inc have audited the reserve estimates and found that they meet the requirements for disclosure as reserves under NI 43-101.

Table 3 — Comparison of San José Mine Reserve Estimates (100% Basis)

December 31, 2013 Reserve Estimate

Category	Tonnes (000’s)	Au (g/t)	Ag (g/t)	Au (K oz)	Ag (M oz)
Proven	950	7.82	597	238.8	18.23
Probable	863	6.15	426	170.6	11.82
Proven & Probable	1,813	7.03	515	409.4	30.05

December 31, 2012 Reserve Estimate

Category	Tonnes (000’s)	Au (g/t)	Ag (g/t)	Au (K oz)	Ag (M oz)
Proven	830	6.73	470	179.6	12.54
Probable	942	6.19	471	187.5	14.26
Proven & Probable	1,772	6.44	470	367.1	26.80

Notes:

(1)         Represents 100% of the reserves.  McEwen Mining Inc. has a 49% attributable interest in the San José mine.

(2)         Metal prices used were $1200/oz for Au and $20/oz for Ag (same as for resources).

(3)         Reserves for 2013 were defined at a cut-off $94.76/tonne, which is the same cutoff value used for resources.  The cut-off value is based on historical January to November 2013 geologic, mining, plant and mine administration variable and fixed cost, and December 2013 estimated costs.  P&E considers these costs to reasonable as a basis for estimating mineral reserves.

(4)         Reserves for 2012 were defined at a cut-off $92.88/tonne, which is the same cutoff value used for resources. The cut-off value is based on historical January to November 2012 geologic, mining, plant and mine administration variable and fixed cost, and December 2012 estimated costs. P&E considers these costs to reasonable as a basis for estimating mineral reserves.

(5)         Average internal dilution for 2013 was 7%.  Average mining and geotechnical dilution was 26%.

(6)         Average internal dilution for 2012 was 8%. Average mining and geotechnical dilution was 27%.

(7)         Mineral Reserves were estimated by Hochschild Mining Plc using the CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions.  P&E Mining Consultants Inc have audited the reserve estimates and found that they meet the requirements for disclosure as reserves under NI 43-101.

Table 4 — Comparison of San José Mine Resource Estimates (100% Basis)

December 31, 2013 Resource Estimate

Category	Tonnes (000’s)	Au (g/t)	Ag (g/t)	Au (K oz)	Ag (M oz)
Measured	1,524	8.85	640	433.6	31.36
Indicated	2,874	6.71	448	620.0	41.40
Measured & Indicated	4,398	7.45	515	1053.6	72.76
Inferred	1,852	7.23	455	430.5	27.09

December 31, 2012 Resource Estimate

Category	Tonnes (000’s)	Au (g/t)	Ag (g/t)	Au (K oz)	Ag (M oz)
Measured	1,289	8.15	559	337.8	23.17
Indicated	3,098	6.56	453	653.4	45.12
Measured & Indicated	4,387	7.03	484	991.2	68.29
Inferred	2,099	7.37	476	497.4	32.12

Notes:

(1)         Represents 100% of the resources.  McEwen Mining Inc. has a 49% attributable interest in the San José mine.

(2)         Mineral resources, which are not mineral reserves, do not have demonstrated economic viability.

(3)         Mineral resources are reported inclusive of mineral reserves.

(4)         The quantity and grade of reported Inferred resources are uncertain in nature and there has been insufficient exploration to classify these Inferred resources as Measured or Indicated, and it is uncertain if further exploration will result in upgrading them to an Indicated or Measured category.

(5)         Mineral Resources were estimated by Hochschild Mining Plc using the CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions.  P&E Mining Consultants Inc have audited the resource estimates and found that they meet both the requirements for Canadian disclosure under NI 43-101.

(6)         Resource estimations utilized inverse distance and ordinary kirging methods depending upon data density.

(7)         Metal prices used were $1200/oz for Au and $20/oz for Ag.

(8)         Resources for 2013 were defined at a cut-off grade of 215 g/t AgEq, which is equivalent to a cut-off value of $94.76/tonne.  The cut-off value was increased from $92.88/tonne used for the December 31, 2012 estimate reflecting higher operating costs due to local inflation.

(9)         Resources for 2012 were defined at a cut-off grade of 213 g/t AgEq, which is equivalent to a cut-off value of $92.88/tonne. The cut-off value was increased from $88.31/tonne used for the December 31, 2011 estimate reflecting higher operating costs due to local inflation.

Figure 1
Historical Production (100% Basis)

March 2014

Silver (Million oz)
Gold (Thousand oz)
0
1
2
3
4
5
6
7
0
20
40
60
80
100
120
2007
2008
2009
2010
2011
2012
2013
Silver
Gold

Figure 2
Historical Mineral Reserve Estimates (100% Basis)

March 2014

McEWEN MINING
35
30
25
20
15
10
5
0
Silver (Million oz)
700
600
500
400
300
200
100
0
Gold (Thousand oz)
Dec 2006
Jun 2007
Jun 2008
Dec 2008
Dec 2009
Sep 2010
Dec 2011
Dec 2012
Dec 2013
Silver
Gold

Figure 3
Historical Mineral Resource Estimates (100% Basis)

March 2014

100
80
60
40
20
0
Silver (Million oz)
1,600
1,200
800
400
0
Gold (Thousand oz)
Dec 2006
Jun 2007
Jun 2008
Dec 2008
Dec 2009
Sep 2010
Dec 2011
Dec 2012
Dec 2013
M&I Silver
Inferred Silver
M&I Gold
Inferred Gold

McEwen Mining NYSE MUX TSX

Figure 4
San José Mine and Surrounding Area

March 2014

2370000
2380000
2390000
2400000
2410000
2420000
2430000
Minera Santa Cruz
San José Mine
Coeur
Goldcorp
Cerro Negro
N
0
5
10
Km

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for the S&P 500 by creating a high growth gold/silver producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest), the El Gallo 1 mine and El Gallo 2 project in Sinaloa, Mexico, the Gold Bar project in Nevada, USA, and the Los Azules copper project in San Juan, Argentina.

As of March 13, 2014 McEwen Mining has an aggregate of 297,159,359 million shares of common stock outstanding and issuable upon the exchange of the exchangeable shares. Rob McEwen, Chairman and Chief Owner, owns 25% of the shares of the Company (assuming all outstanding Exchangeable Shares are exchanged for an equivalent amount of Common Shares).

TECHNICAL INFORMATION

The technical content of this news release has been reviewed and approved by Eugene Puritch , P. Eng., President of P&E Mining Consultants Inc. Under the direction of Mr. Puritch, Al Hayden , P. Eng., James L. Pearson , P. Eng., and Fred H. Brown , CPG, P.Geo. performed an independent audit of the December 31, 2013 resource and reserve estimates. Each of the foregoing is a Qualified Person and independent of the Corporation, in each case, within the meaning of Canadian National Instrument 43-101 (NI 43-101). Each of the Qualified Persons visited the site on February 20th and 21st, 2014, where resource modeling techniques were reviewed, the drill hole database was inspected and independent drill core samples were collected for verification of Au and Ag grades. Site visit data review and sampling revealed no issues of concern regarding the resource estimate. For additional information about the San José Mine, including details of the 2012 resource and reserve estimates, see the “Technical Report on San José Silver-Gold Mine, Santa Cruz, Argentina” dated August 15, 2013 with an effective date of December 31 2012, prepared by Eugene Puritch , P.Eng., David Burga , P.Geo., Alfred Hayden , P.Eng., James L. Pearson , P.Eng., and Fred H. Brown , P.Geo., all of whom are qualified persons and all of whom are independent of McEwen Mining, each as defined by NI 43-101.The foregoing news release and technical report are available under the Corporation’s profile on SEDAR (www.sedar.com).

RELIABILITY OF INFORMATION REGARDING THE SAN JOSÉ MINE

Minera Santa Cruz S.A., the owner of the San José mine, is responsible for and has supplied to the Company all reported results from the San José mine. McEwen Mining’s joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this release.

CAUTIONARY NOTE TO US INVESTORS REGARDING RESOURCE ESTIMATION

McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements, which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Sheena Scotland	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Facebook: facebook.com/mcewenrob
Twitter: twitter.com/mcewenmining